UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

PAPAYA GROWTH OPPORTUNITY CORP. I

(Exact name of registrant as specified in its charter)

Delaware	001-41223	87-3071107
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3500 South Dupont Highway, Suite HX-102, Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (510) 214-3750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	PPYAU	OTC

Class A common stock, par value $0.0001 per share	PPYA	OTC

Warrants, each whole warrant exercisable for one share of Class A common stock	PPYAW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On April 21, 2025, Papaya Growth Opportunity Corp. I, a Delaware corporation (“SPAC”), entered into a business combination agreement (as it may be amended or restated from time to time, the “Business Combination Agreement”), with Forbes & Manhattan Resources Inc., a company incorporated under the laws of the Province of Ontario, Canada (the “Company”) and F&M Merger Sub 1 Inc., a Delaware corporation (“Merger Sub” and, collectively with the Company and the SPAC, the “Parties”), pursuant to which Merger Sub agreed to merge with SPAC (the “Merger”), with the SPAC surviving the Merger (as such surviving corporation, the “Surviving Corporation”) and becoming a direct subsidiary of the Company (collectively, the “Business Combination”).

Business Combination

Pursuant to the Business Combination Agreement, and subject to the terms and conditions contained therein, among other things:

(i)	Merger Sub will merge with and into SPAC, the separate existence of Merger Sub will cease and SPAC will be the Surviving Corporation of the Merger and a direct subsidiary of the Company;
(ii)	upon the effectiveness of the Merger (the “Merger Effective Time”), each share of common stock of the Merger Sub that is issued and outstanding immediately prior to the Merger Effective Time will automatically be converted into one (1) share of Class A common stock of the Surviving Corporation.
(iii)	the Merger will result, at the Merger Effective Time, in the following with respect to the SPAC Units (as defined in the Business Combination Agreement), the SPAC Shares (as defined in the Business Combination Agreement) and the SPAC Warrants (as defined in the Business Combination Agreement):
a.	each SPAC Unit that is outstanding immediately prior to the Merger Effective Time will be automatically detached and the holder thereof will be deemed to hold one SPAC class A share (“SPAC Class A Share”) and one-half of a SPAC public warrant (“SPAC Public Warrant”);
b.	immediately following the separation of each SPAC Unit, each SPAC Class A Share that is issued and outstanding immediately prior to the Merger Effective Time (other than the SPAC Shares eligible for holder redemption (the “Redeeming SPAC Shares”), if any) will automatically be cancelled and cease to exist in exchange for the right to receive a number of newly issued shares listed on NASDAQ by the Company (“Public Company Shares”). As of the Merger Effective Time, each SPAC shareholder (other than the holders of the SPAC Class B Shares (as defined in the Business Combination Agreement) and Redeeming SPAC Shares, if any) will cease to have any other rights in and to SPAC;
c.	immediately following the separation of each SPAC Unit, all outstanding SPAC class B shares that are issued and outstanding immediately prior to the Merger Effective Time will remain outstanding as shares of Class B common stock of the Surviving Corporation; and
d.	immediately following the separation of each SPAC Unit, every SPAC Warrant issued and outstanding immediately prior to the Merger Effective Time will be assumed by the Company and automatically convert into a warrant to acquire Public Company Shares.

Business Combination Consideration

At the Closing, the Company will issue to each person entitled thereto the number of Public Company Shares to which such person is entitled based on the Company’s Equity Value and the Exchange Ratio.

The Business Combination Agreement values the Company at an equity value of approximately US$155mm (assuming and based on a fuel oil price at Closing of R$2,935.35 per tonne), subject to adjustment based on the price of fuel oil immediately prior to the Closing Date as set forth below.

Closing Fuel Oil Price (in Brazilian Reais)	Company Equity Value
$2,935.35 or higher	$155,000,000
Between $2,935.34 and $2,847.28	$147,950,000
Between $2,847.27 and $2,759.22	$140,900,000
Between $2,759.21 and $2,671.16	$133,850,000
Between $2,671.15 and $2,583.10	$126,800,000
Between $2,583.09 and $2,495.04	$119,750,000
$2,495.03 or less	$112,700,000

Contingent Consideration

The Company equity holders will be entitled to a pro rata portion (based upon its percentage ownership of the fully-diluted company shares) of 5,176,471 newly issued Public Company Shares (assuming and based on a fuel oil price at Closing of R$2,935.35 per tonne) (collectively, the “Aggregate Contingent Consideration”), to be issued by the Company subject to the achievement of two (2) performance targets to be determined by the Company’s board following the closing of the Business Combination (the “Closing”), in consultation with a qualified compensation expert selected by the Company’s board, which such targets shall be based on the achievement of certain trading prices of the Public Company Shares so long as the stock-price based thresholds for such achievement are determined at the sole discretion of the Company’s board following the Closing (each such target, a “Contingent Consideration Target”); provided, that (i) the achievement of the first Contingent Consideration Target will determine the issuance of 2,500,000 Public Company Shares and will not be assessed prior to the filing of the audited financial statements of the Company and its entities for the year ended December 31, 2026; and (ii) the second Contingent Consideration Target will determine the issuance of the remaining unissued Public Company Shares and will not be issued prior to the filing of the audited financial statements of the Company and its entities for the year ended December 31, 2027.

The aggregate number of shares issuable as Aggregate Contingent Consideration will be subject to adjustment based on the price of fuel oil immediately prior to the Closing Date as set forth below.

Closing Fuel Oil Price (in Brazilian Reais)	Aggregate Contingent Consideration (in Public Company Shares)
$2,935.35 or higher	5,176,471
Between $2,935.34 and $2,847.28	5,790,503
Between $2,847.27 and $2,759.22	6,404,536
Between $2,759.21 and $2,671.16	7,018,568
Between $2,671.15 and $2,583.10	7,632,600
Between $2,583.09 and $2,495.04	8,246,632
$2,495.03 or less	8,860,665

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties of SPAC and the Company relating to, among other things, their organization and qualification, outstanding capitalization, the absence of certain changes or events, employee benefit plans, labor and employment matters, intellectual property matters, tax matters, material contracts, and other matters relating to their respective businesses and authority to consummate the transactions. The Business Combination Agreement also contains covenants by SPAC and the Company to conduct their businesses in the ordinary course and consistent with past practice during the period between the execution of the BCA and consummation of the Transactions (as defined in the Business Combination Agreement) and to refrain from taking certain actions specified in the BCA, subject to certain exceptions. Each of the Company and SPAC have agreed to customary “no shop” obligations.

Conditions to Closing

The Business Combination Agreement contains customary mutual closing conditions, including:

(i)	Each of the SPAC shareholders’ approval and the Company shareholders’ approval have been obtained;
(ii)	All regulatory approvals have been obtained or have expired or been terminated, as applicable;
(iii)	The Proxy/Registration Statement has been declared effective by the SEC;
(iv)	No law has been enacted which has the effect of making the Transactions illegal or which otherwise prevents or prohibits consummation of the Transactions;
(v)	The Public Company Shares have been approved for listing on Nasdaq;
(vi)	The aggregate amount of (i) the net cash proceeds available in the trust account (after giving effect to the SPAC Share Redemptions), (ii) the principal amount available under the Convertible Promissory Notes (as defined below) and (iii) the net cash proceeds from any additional private or public financing received by the Company in connection with the Business Combination and the Transactions will equal to at least $5,000,001.

The Business Combination Agreement contains customary closing conditions in favor of SPAC, including that the Company will have complied with its covenants under the BCA. In addition, the Business Combination Agreement contains customary closing conditions in favor of the Company.

Termination

The Business Combination Agreement can be terminated as follows:

(a)	by mutual written consent of the Company and SPAC;
(b)	by written notice from either SPAC or the Company, if any governmental authority shall have enacted any law, order, etc. which has the effect of making the Transactions illegal or which otherwise prevents or prohibits consummation of the Transactions;
(c)	by written notice from either SPAC or the Company, if the SPAC shareholders’ approval is not obtained;
(d)	by written notice from SPAC to the Company if the Company shareholder approval is not obtained within forty (40) days after the Proxy/Registration Statement became effective;
(e)	by written notice from SPAC to the Company if (i) there is breach of any representation, warranty, covenant or agreement on the part of the Company, such that the Closing conditions in favor of SPAC would not be satisfied at the Closing, provided, that, such breach is not curable by the Company within a certain period of time, (ii) the Company does not deliver to SPAC all documents and information as required by Item 1200 of Regulation S-K of the Exchange Act by June 30, 2025, (iii) the Company doesn’t deliver to SPAC the required audited consolidated financial statement of the Company as of December 31, 2024 and December 31, 2023, by June 30, 2024, or (iv) the Closing has not occurred on or before December 31, 2025, or such later date if such date is extended in accordance with the SPAC charter (the “Outside Date”) other than as a result of a material breach of the Business Combination Agreement by SPAC; and
(f)	by written notice from the Company to SPAC if (i) there is breach of any representation, warranty, covenant or agreement on the part of the Company, such that the Closing conditions in favor of SPAC would not be satisfied at the Closing, provided, that, such breach is not curable by the Company within a certain period of time, (ii) $8,000,000 of the Convertible Promissory Notes (as defined below) have not been funded within five (5) business days of the date of the signing of the Business Combination Agreement, subject to a three (3) business day cure period, or (ii) the Closing has not occurred on or before the Outside Date other than as a result of a material breach of the BCA by the Company.

Post-Closing Board of Directors

The Business Combination Agreement provides that at Closing, (a) the officers of the Company will be as appointed by the Company, and (b) the board of directors of the Company will be reduced to five (5) directors, comprised of the directors appointed by the Company (at least one (1) of whom will be designated by Sponsor).

Expenses

Each party to the Business Combination Agreement will be responsible for and pay its own expenses incurred in connection with the Business Combination Agreement and the Transactions, including all fees of its legal counsel, financial advisers and accountants, except that the Company and SPAC will each be responsible for and pay fifty percent (50%) of the filing fees payable to the governmental authorities in connection with the Transactions; provided, that, if the Closing occurs, (a) the Company will pay or cause to be paid the Company transaction expenses and up to $5,000,000 of all accrued and unpaid SPAC transaction expenses (the “SPAC Transaction Expenses Cap”), (b) any such SPAC transaction expenses in excess of the SPAC Transaction Expenses Cap may, at the Company’s discretion, be paid by the issuance of Public Company Shares to the respective creditors at a deemed price of $10.00 per share, and (c) the fees and expenses of legal counsel to SPAC and the Company and certain service providers will be paid first from available funds in the trust account, pro rata to each such service provider based upon the remaining amount owed thereto. In the event the accrued and unpaid SPAC transaction expenses at the Closing exceed the SPAC Transaction Expenses Cap, SPAC will cause Sponsor to pay, or cause to be paid, in cash or other form of consideration acceptable to the Company in its sole discretion, the amount of such excess SPAC Transaction Expenses at the Closing.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein. The Business Combination Agreement contains representations, warranties and covenants that the Parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the Parties and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating such agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company, the SPAC or Merger Sub. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the Parties, may be subject to limitations agreed upon by the Parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts), and may be subject to standards of materiality applicable to the Parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”).

Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any Party. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the SPAC’s public disclosures.

Related Agreements

Sponsor Support and Exchange Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Company, SPAC and the Sponsor entered into a Sponsor Support and Exchange Agreement (the “Sponsor Support and Exchange Agreement”), pursuant to which, among other things, Sponsor will (a) not transfer and, at the SPAC shareholder meeting, vote its SPAC shares or any additional SPAC shares it acquires prior to the SPAC shareholder meeting in favor of the Business Combination Agreement, the Merger and the other Transactions and each of the Transaction proposals, (b) not redeem any SPAC shares in connection with the Merger and (c) waive any anti-dilution rights under the SPAC charter.

Additionally, Sponsor will be granted exchange rights to, subject to achievement of the following milestones commencing on the Closing Date, exchange its shares of Class B common stock of the Surviving Corporation (the “Founder Shares”) into Public Company Shares, as follows

•	Upon the earlier of the date (A) that is six (6) months following the Closing Date or (ii) when the sale price of the Company Shares is at or above $11.50 for twenty (20) trading days (which need not be consecutive) over a thirty (30) trading day period, 50% of the Founder Shares will become exchangeable for Public Company Shares; and
•	Upon the earlier of the date (A) that is twelve (12) months following the Closing Date or (ii) when the sale price of the Company Shares is at or above $15.00 for twenty (20) trading days (which need not be consecutive) over a thirty (30) trading day period, the remaining 50% of the Founder Shares will become exchangeable for Public Company Shares.

The foregoing description of the Sponsor Support and Exchange Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.1 hereto.

Shareholder Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Company, SPAC, the Company and the Company shareholders entered into a Shareholder Support Agreement (the “Shareholder Support Agreement”), pursuant to which, among other things, and subject to the terms and conditions thereof, the Company shareholders agreed to (a) subject to certain exceptions, not transfer their Company Shares, (b) vote their Company shares in favor of the Business Combination Agreement and other Transactions and (c) waive any appraisal rights, dissenter’s rights and any similar rights relating to the Business Combination Agreement and the consummation of the Transactions that the Company shareholders may have under applicable law or the Company governing documents.

The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.2 hereto.

Lock-Up Agreement

Contemporaneously with the Closing, the Company and certain holders of Company Shares and certain holders of SPAC Shares will enter into a lock-up agreement in the form attached hereto as Exhibit 10.3 (the “Lock-Up Agreement”) pursuant to which, among other things, such shareholders will not sell, for the period set forth in the Lock-Up Agreement, the Public Company Shares that they will receive in connection with the transactions described in the Business Combination Agreement.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.3 hereto.

Registration Rights Agreement

Contemporaneously with the Closing, the Company, certain holders of Company Shares and certain holders of SPAC Shares will enter into an amended and restated registration rights agreement in customary form and substance attached hereto as Exhibit 10.4 (the “Registration Rights Agreement”) pursuant to which, among other things, the Company agrees to provide such shareholders with certain rights relating to the registration for resale of the Public Company Shares that such holders receive at the Closing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which form is filed as Exhibit 10.4 hereto.

Convertible Promissory Note

Concurrently with the execution and delivery of the BCA, certain affiliates of the Sponsor agreed to invest an aggregate of $8,000,000 in the Company against the delivery, by the Company to Sponsor or Affiliates thereof, of certain Convertible Promissory Notes and, within forty-five (45) days after the date of the Business Combination Agreement, certain affiliates of the Sponsor will invest, or cause to be invested, an additional $2,000,000 in the Company pursuant to the Convertible Promissory Notes. The principal amount in the Convertible Promissory Note will accrue PIK interest at a rate of 10% through June 30, 2025, and 12% beginning on July 1, 2025, and will mature on December 31, 2025. Principal and interest are subject to early repayment upon the occurrence of certain customary events of default, including in the event that the Business Combination Agreement is terminated by the SPAC following an uncured default by the Company. Forbes & Manhattan Inc., Forbes & Manhattan Limited and Parana Xisto SA will guarantee the Company’s repayment of the amounts owed under the Convertible Promissory Notes. Contingent on and subject to the Closing, the accreted principal amount of the Convertible Promissory Notes will be converted into Public Company Shares at a pre-money valuation of the Company of $67,500,000.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the Business Combination, but does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. F&M intends to file with the SEC a registration statement on Form F-4 relating to the Business Combination that will include a proxy statement of SPAC and a prospectus of F&M. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all SPAC shareholders as of a record date to be established for voting on the Business Combination Agreement, the Merger, the other transactions included in the Business Combination. SPAC also will file other documents regarding the Business Combination with the SEC. Before making any voting decision, investors and securities holders of SPAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about SPAC, F&M and the Business Combination.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SPAC through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

SPAC and F&M and their respective directors and officers may be deemed to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Business Combination. Information about SPAC’s directors and executive officers and their ownership of SPAC’s securities is set forth in SPAC’s filings with the SEC, including SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on April 15, 2025. To the extent that such persons’ holdings of SPAC’s securities have changed since the amounts disclosed in SPAC’s Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the Merger and Business Combination of SPAC’s and F&M’s respective directors and officers and other persons who may be deemed participants in the Business Combination may be obtained by reading the proxy statement/prospectus regarding the Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination between SPAC and the Company, including statements regarding the anticipated benefits of the transaction, the Company or SPAC’s expectations concerning the outlook for the Company’s business, productivity, plans and goals for product launches, deliveries and future operational improvement and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the Surviving Corporation. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to the Company and the SPAC, and, as a result, are subject to risks and uncertainties. Any such expectations and assumptions, whether or not identified in this document, should be regarded as preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against SPAC, the Surviving Corporation or others following the announcement of the Business Combination and the Business Combination Agreement; (3) the amount of redemption requests made by SPAC public shareholders and the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of SPAC, to obtain financing to complete the Business Combination or to satisfy other conditions to closing and; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards in connection with or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination; (8) costs related to the Business Combination; (9) risks associated with changes in laws or regulations applicable to the Company’s diverse business lines and the Company’s international operations; (10) the possibility that the Company or the Surviving Corporation may be adversely affected by other economic, geopolitical, business, and/or competitive factors; (11) the Company’s ability to anticipate trends and respond to changing customer preferences for fashion, arts and entertainment content and for lodging; and (12) negative perceptions or publicity of the brands of the Company. The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form F-4 to be filed by the Company with the SEC, and other documents filed by the Company and/or SPAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. The Company and SPAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Neither the Company nor SPAC gives any assurance that either the Company or SPAC will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or SPAC or any other person that the events or circumstances described in such statement are material. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SPAC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed by SPAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially adversely from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Company and SPAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Company nor SPAC gives or can give any assurance that either Company or SPAC will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SPAC, Company, or Merger Sub, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement, dated April 21, 2025 by and among Forbes & Manhattan Resources Inc., Papaya Growth Opportunity Corp. I and F&M Merger Sub 1 Inc.
10.1	Sponsor Support and Exchange Agreement
10.2	Shareholder Support Agreement
10.3	Form of the Lock-Up Agreement
10.4	Form of the Registration Rights Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2025	PAPAYA GROWTH OPPORTUNITY CORP. I

	By:	/s/ Clay Whitehead
	Name:	Clay Whitehead
	Title:	Chief Executive Officer